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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

AMIDEX FUNDS, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

BOARD OF DIRECTORS OF REGISTRANT
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

     ---------------------------------------------------------------------------

                             AMIDEX(TM) FUNDS, INC.
                              AMIDEX35 Mutual Fund
               AMIDEX Cancer Innovations & Healthcare Mutual Fund
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904
                                 March 14, 2003

Dear Fellow Shareholder:

The Board of Directors (the "Board") of AMIDEX Funds, Inc. (the "Company" or "AMIDEX") has called a Special Meeting of Shareholders ("Meeting") of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund" and collectively, the "Funds"). The Meeting is scheduled to be held on April 30, 2003.

The Proxy Statement contains five (5) proposals. Shareholders of each Fund are being asked to vote on the proposals applicable to their Fund. Please take the time to read these materials and CAST YOUR VOTE PROMPTLY, as the proposals to be voted on are important to the Funds and to you as a shareholder.

In Proposal 1, the Board of Directors of AMIDEX (the "Board") asks shareholders of each Fund to approve a new Investment Advisory Agreement (the "Advisory Agreement") between the Company and Index Investments, LLC (the "Adviser"). Effective September 3, 2002, Clifford A. Goldstein has served as the Funds' sole director, the Funds' Board of Directors has handled the portfolio management duties and responsibilities for administering the Funds, and has been endeavoring to identify an advisory firm to manage the Funds. The Adviser has been organized to be the Funds' investment adviser. As a consequence, the Funds seek your approval of the new Advisory Agreement between AMIDEX, on behalf of the Funds, and the Adviser. If shareholders approve the Advisory Agreement, the Adviser will serve as the investment adviser for all of the Funds for an initial term of two years.

In Proposal 2, the Board asks you to approve amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.

In Proposal 3, the Board asks you to approve a new slate of Directors to serve on the Board of Directors. The individuals nominated for election as Directors will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.

In Proposal 4, the Board asks you to approve McCurdy & Associates CPA's, Inc. to serve as independent public accountants for the Company.

In Proposal 5, the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

The Board highly recommends that all shareholders of the Funds approve all proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 15, 2003. If you have any questions about the Proxy Statement, please do not hesitate to call us toll free at (888) 876-3566.

We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/S/ CLIFFORD A. GOLDSTEIN

Clifford A. Goldstein
President

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904
                                 March 14, 2003


                                 BASIC QUESTIONS

                                   PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

AMIDEX Funds, Inc. (the "Company" or "AMIDEX") will hold a special meeting of shareholders on April 30, 2003 (the "Meeting"). It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.

THE FOLLOWING IS AN INTRODUCTION TO THE PROPOSALS AND THE PROCESS:

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the approval of a new investment Advisory Agreement between the Company and Index Investments, LLC as the Adviser for each Fund. This proposal arises out of the resignation of the prior investment adviser, the duties and responsibilities of which have been assumed by AMIDEX Board of Directors.

There is a proposal to amend the AMIDEX Articles of Incorporation, changes that only shareholders can authorize. In addition, the proposals include the election of Directors to the Board to fill vacancies and a selection of independent public accountants for the Company.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF DIRECTORS?
The Board of Directors is responsible for the general oversight of the Company's business. The Board represents the shareholders and can exercise all of the Company's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

WHY ARE DIRECTORS BEING ELECTED?
The Director who currently serves on the Board has held his position from inception. In light of the change in investment advisers and related actions, several members of the Board prematurely resigned, leaving vacancies to be filled. The Board has nominated for shareholder consideration, four qualified individuals. The Proxy Statement includes a brief description of each nominee's history and current position with the Company, if applicable.

HOW DO I VOTE MY SHARES?
You may vote your shares in person at the Meeting. You may also vote by returning the enclosed Proxy Card. You may also vote by faxing a copy of the enclosed Proxy Card to the Fund at (610) 666 7704. If you do not respond at all, the Funds' proxy solicitor may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
If you have any questions or need further assistance in voting, please feel free to call InCap Service Company, the Company's Transfer Agent and Administrative Service Provider, toll-free at 1-888-876-3566.

After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and VOTE FOR ALL PROPOSALS.

                             Basic Questions -Page 1

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2003

To the Shareholders of the Funds:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund the (collectively the "Funds" and individually the "Fund"), two series of AMIDEX Funds, Inc. (the "Company" or "AMIDEX"), will be held at the offices of AMIDEX Funds, Inc. at 2621 Van Buren Avenue, Norristown, Pennsylvania 19403 on April 30, 2003 at 9:00a.m. (Eastern time). The purpose of the Meeting is:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Company and Index Investments, LLC (the "Adviser") for each Fund. The proposed investment advisory agreement calls for investment advisory services to each Fund under similar terms and different compensation as compared to the Company's prior investment adviser.
     2. Approval of the amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.
     3. Approval of a new slate of Directors to serve on the Board of Directors. The individuals nominated for election as Directors will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.
     4. Approval of McCurdy & Associates CPA's, Inc. to serve as the independent public accountants for the Company.
     5. In Proposal 5, the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

     The proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on March 7, 2003. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote by proxy
- vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or by fax to (610) 666 7704.

     The Company's Board of Directors has fixed the close of business on March 7, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying Proxy Statement.

By order of the Board of Directors
/S/ CLIFFORD A. GOLDSTEIN
Clifford A. Goldstein

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY FACSIMILE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                           Notice of Meeting - Page 1

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                              AMIDEX35 Mutual Fund
               AMIDEX Cancer Innovations & Healthcare Mutual Fund
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                         ______________________________

                                 PROXY STATEMENT
                         ______________________________


                         Special Meeting of Shareholders

                                 April 30, 2003


                                  INTRODUCTION


     The enclosed proxy is solicited by the Board of Directors of AMIDEX Funds, Inc. (the "Company" or "AMIDEX"), a Maryland corporation, on behalf of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund" and collectively, the "Funds"). AMIDEX is a registered open-end investment company whose executive offices are located at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904. Proxies will be voted at the special meeting of shareholders (the "Meeting") of the Funds to be held at AMIDEX's offices at 2621 Van Buren Avenue, Norristown, Pennsylvania, 19403 on April 30, 2003, at 9:00 a.m. (Eastern time), and any adjournment thereof for the purposes set forth in the accompanying notice of special Meeting of shareholders. This Proxy Statement and the enclosed notice of Meeting and proxy card are first being mailed to shareholders on or about April 1, 2003.

     AMIDEX's Annual Report to shareholders for the period ended May 31, 2002, and the Semi-Annual Report for the period ended November 30, 2002, include financial statements for the Funds, have previously been mailed to shareholders. Shareholders may request a copy of the Annual Report and/or Semi-Annual Report without charge by calling InCap, the Funds' administrator, at (888) 876-3566.

     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Company or by regular employees of InCap or their affiliates. AMIDEX and the Adviser will each bear a portion (70% and 30%, respectively) of the costs for the Meeting and the preparation, printing and mailing of this Proxy Statement and of other proxies.

PURPOSE OF MEETING

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following five (5) proposals:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Company and Index Investments, LLC, for all the Funds.

                            Proxy Statement - Page 1

     2. Approval of the amendments to the AMIDEX Articles of Incorporation to allow for issuance, merger, consolidation or closure of certain series of the Funds without further shareholder approval, and the filing of Amended and Restated Articles of Incorporation.

     3. Approval of a new slate of Directors to serve on the Board of Directors. The individuals nominated for election as Directors will, upon election, serve on the Company's Board until such time as their successors shall be duly elected and qualified.

     4. Approval of McCurdy & Associates CPA's, Inc. to serve as the Company's independent public accountants.

     5. Authority to transact such other business as may properly come before the shareholders of the Funds.

     Summarized below are the proposals that shareholders of each Fund are being asked to consider:

.................................................................................

           APPLICABLE FUND                               PROPOSALS
.................................................................................
Applies to All Funds (a separate vote      1.   Approval  of  a  new  Investment
by  shareholders of each Fund to bind           Advisory  Agreement   ("Advisory
that Fund)                                      Agreement")  between  AMIDEX and
                                                Index Investments,  LLC, for all
                                                the Funds.
.................................................................................
Applies to All Funds (two thirds)          2.   Approval  of the  amendments  to
                                                the    AMIDEX     Articles    of
                                                Incorporation   to   allow   for
                                                issuance, merger,  consolidation
                                                or closure of certain  series of
                                                the   Funds   without    further
                                                shareholder   approval  and  the
                                                filing of Amended  and  Restated
                                                Articles of Incorporation.
.................................................................................
Applies to All Funds (a plurality)         3.   Approval   of  a  new  slate  of
                                                Directors  to serve on the Board
                                                of  Directors.  The  individuals
                                                nominated    for   election   as
                                                Directors  will,  upon election,
                                                serve  on  the  Company's  Board
                                                until   such   time   as   their
                                                successors shall be duly elected
                                                and qualified.
.................................................................................
Applies to All Funds (a majority vote      4.   Approval of McCurdy & Associates
as defined by statute)                          CPA's,  Inc.  to  serve  as  the
                                                independent  public  accountants
                                                for the Company.
.................................................................................
Applies to All Funds                       5.   Authority to transact such other
                                                business  as may  properly  come
                                                before the  shareholders  of the
                                                Funds.
.................................................................................

                            Proxy Statement - Page 2

DESCRIPTION OF VOTING

     Under the Company's current Articles of Incorporation and Maryland law, a majority of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting. A majority of shares present at a meeting or plurality is necessary to approve proposals, except when a larger vote is required by law.

     Approval of Proposal 1 concerning the Advisory Agreement requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Approval of Proposal 2, with respect to amendments to AMIDEX Articles of Incorporation requires the affirmative vote of two thirds of the outstanding voting securities of the Company.

     Approval of Proposal 3, with respect to the election of a new slate of Directors, shall require a plurality. Shareholders of the Funds shall vote together, not separately by Fund.

     Approval of Proposal 4, with respect to the selection of the Company's independent public accountants shall require the affirmative of a majority of the outstanding voting securities of the Company as that term is defined under the 1940 Act.

     Approval of Proposal 5, with respect to other business, shall require a majority vote. Shareholders of the Funds shall vote separately by Fund.

SHAREHOLDERS

     Shareholders of record at the close of business on March 7, 2003, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of March 7, 2003, the shares represented in the following table were outstanding of the Funds:

     FUND NAME                                          SHARES OUTSTANDING

     AMIDEX35 Mutual Fund                                    1,279,956
     AMIDEX Cancer Innovations &
        Healthcare Mutual Fund                                 113,866

     As of March 7, 2003 all Directors and Officers of the Company, as a group, owned beneficially less than 2% of the outstanding shares of any or all the Funds. As of March 7, 2003, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

FUND NAME                       NAME                                    SHARES          % OF FUND
AMIDEX35 Mutual Fund            Merrill Lynch FBO Client Accounts        71,630            6.00%
                                Wexford Clearing Services Corp.         126,589            9.89%
                                Merrill Lynch FBO Client Accounts        64,166            5.01%

AMIDEX Cancer Innovations       Merrill, Lynch FBO Client Accounts       41,009           36.02%
  & Healthcare Mutual Fund

                            Proxy Statement - Page 3

     The brokerage and clearing firm's listed in the above table disclaim beneficial ownership of the shares.

     From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. Management is not aware of any person which or who beneficially owns 25% or more of the shares of a Fund (or of the Company).

     Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding a majority of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

     IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     QUORUM; ADJOURNMENT: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote A MAJORITY of each Fund's outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                            Proxy Statement - Page 4

     BROKER NON-VOTES; ABSTENTIONS: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder or a broker non-vote, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Abstentions and broker non-votes are also effectively a vote against an adjournment of Proposals 1, 2, and 4 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal 3 to elect Directors because the required vote is a plurality of the votes cast at the Meeting.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to AMIDEX Funds, Inc. 2621 Van Buren Ave., Norristown, PA 19403, or by personally casting a vote at the Meeting.

PROPOSAL ONE: NEW INVESTMENT ADVISORY AGREEMENT

     The Board has approved and recommends that shareholders of the Funds an Investment Advisory Agreement (the "Advisory Agreement") between AMIDEX and Index Investments, LLC ("Index Investments" or the "Adviser").

     Currently, the Company does not have an agreement with an investment adviser for the management of the Funds assets and affairs.

PRIOR INVESTMENT ADVISER RELATIONSHIPS

     As previously reported, the Company was organized in April 1999. The original investment adviser was TransNations Investments, LLC ("TNI"). Company operations in New York were disrupted by the September 11, 2001, terrorist attack.

     The  costs   incurred  in  connection   with  the   organization,   initial
registration and public offering of shares were paid by TNI. Accordingly, no organization costs have been recorded by the Funds.

     On April 4, 2002, the Board of Directors of AMIDEX accepted the resignation of TNI as investment adviser to the Funds. The Board also accepted TNI's resignation under the Services Agreement whereby TNI undertook to pay substantially all of the operating expenses of the Fund.

     The Board appointed Equity Income Advisers, Inc. ("EIA") to be interim investment adviser of the Funds under the same terms and conditions as the contract with TNI until a Meeting of Shareholders could be held to elect EIA as permanent investment adviser to the Fund. The Board also approved EIA to replace TNI under the Services Agreement with the same terms and conditions as the Services Agreement between the Company and TNI.

     The Board intended to hold a Special Meeting of Shareholders prior to August 30, 2002, to approve a new investment advisory agreement between the Company and EIA, modernize the Company's Articles of Incorporation, elect directors, and other matters which may come before the meeting. However, prior to completion of proxy materials to seek approvals, EIA informed the Board that it would cease acting as investment adviser and would end its obligation to cover expenses effective September 1, 2002.

     The Board is currently managing the AMIDEX portfolios and is taking action to appoint another investment adviser. A decision was made to close the AMIDEX Israel Technology Fund. The expense cap was terminated.

                            Proxy Statement - Page 5

     With the appointment of EIA and the instructions to seek shareholder approval, disinterested directors of the Company resigned. This left one director, Clifford Goldstein, an interested director.

     In light of these events, Mr. Goldstein as the Board, has endeavored to minimize AMIDEX expenses, to identify a new investment adviser, to keep the Securities and Exchange Commission staff and Fund shareholders informed, to identify individuals appropriate to serve as directors and the like. The proposals in this proxy statement - including the new Investment Advisory Agreement between AMIDEX and Index Investments are the results of those efforts.

DISCUSSION OF NEW ADVISORY AGREEMENT

     The Adviser will serve as investment adviser to each Fund. Under the proposed agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund. As required by
Section 15(c) of the 1940 Act and as provided in the agreement, shareholders of the Funds are being asked to approve a new Advisory Agreement between the Company and the Adviser.

     The new Advisory Agreement between the Adviser and the Company was approved by the Board on March 12, 2003.

     The form of the Advisory Agreement is attached as Exhibit A. The Advisory Agreement provides for advisory fees as follows:

     FUNDS OF AMIDEX                         PRIOR FEES     PROPOSED FEES
     AMIDEX35 Mutual Fund                       .50%              .80%
     AMIDEX Cancer Innovations &
       Healthcare Mutual Fund                   .45%              .80%

     The following tables describe the fees and expenses you will pay if you invest in the Fund. The annual fund operating expenses are deducted from Fund assets.

     ---------------------------------------------------------------------------
          AMIDEX35 MUTUAL FUND CLASS NO-LOAD ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------------
     Type of Fee                                Percent of          Percent of
                                                Old Fee(1)           New Fee
     ---------------------------------------------------------------------------
     Management Fees                               .76                 .80
     ---------------------------------------------------------------------------
     Administrative Fees                            --                 .10
     ---------------------------------------------------------------------------
     Distribution (12b-1) Fees                     .25                 .25
     ---------------------------------------------------------------------------
     Other Expenses                                2.15                2.34
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses          3.16                3.49
     ---------------------------------------------------------------------------

     (1) Based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)

                            Proxy Statement - Page 6

     ---------------------------------------------------------------------------
             AMIDEX35 MUTUAL FUND CLASS A ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------------
     Type of Fee                                Percent of          Percent of
                                                Old Fee(1)           New Fee
     ---------------------------------------------------------------------------
     Management Fees                               .76                 .80
     ---------------------------------------------------------------------------
     Administrative Fees                            --                 .10
     ---------------------------------------------------------------------------
     Distribution (12b-1) Fees                     .25                 .25
     ---------------------------------------------------------------------------
     Other Expenses                                2.15                2.34
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses          3.16                4.24
     ---------------------------------------------------------------------------

     (1) Based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s)

     ---------------------------------------------------------------------------
             AMIDEX35 MUTUAL FUND CLASS C ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------------
     Type of Fee                                Percent of          Percent of
                                                Old Fee(1)           New Fee
     ---------------------------------------------------------------------------
     Management Fees                               .76                 .80
     ---------------------------------------------------------------------------
     Administrative Fees                            --                 .10
     ---------------------------------------------------------------------------
     Distribution (12b-1) Fees                     1.00                1.00
     ---------------------------------------------------------------------------
     Other Expenses                                2.15                2.34
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses          3.91                4.24
     ---------------------------------------------------------------------------

     (1) Based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s).

     ---------------------------------------------------------------------------
                  AMIDEX CANCER INNOVATIONS & HEALTHCARE MUTUAL FUND
                            ANNUAL FUND OPERATING EXPENSES
     ---------------------------------------------------------------------------
     Type of Fee                                Percent of          Percent of
                                                Old Fee(1)           New Fee
     ---------------------------------------------------------------------------
     Management Fees                               .76                 .80
     ---------------------------------------------------------------------------
     Administrative Fees                            --                 .10
     ---------------------------------------------------------------------------
     Distribution (12b-1) Fees                     .25                 .25
     ---------------------------------------------------------------------------
     Other Expenses                                2.14                2.44
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses          3.15                3.49
     ---------------------------------------------------------------------------

     (1) Based on amounts incurred during the Fund's fiscal year ended May 31, 2002, as stated as a percentage of net assets, adjusted to include the period through March 10, 2003, due to changes in the way fund expenses were paid due to the termination of the Operating Services Agreement with the prior Advisor(s).

                            Proxy Statement - Page 7

Example

     The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------------------
                  FUND NAME             1 YEAR         3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund   Old         319             974          1654            3467
                              --------------------------------------------------------------
                    No Load   New         352            1071          1812            3765
--------------------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund   Old         319             974          1654            3467
                              --------------------------------------------------------------
                    Class A   New         352            1071          1812            3765
--------------------------------------------------------------------------------------------
       AMIDEX35 Mutual Fund   Old         393            1192          2009            4130
                              --------------------------------------------------------------
                    Class C   New         426            1287          2161            4405
--------------------------------------------------------------------------------------------
AMIDEX Cancer Innovations &   Old         318             971          1649            3457
                              --------------------------------------------------------------
     Healthcare Mutual Fund   New         352            1071          1812            3765
--------------------------------------------------------------------------------------------

     If the Advisory Agreement is approved by each Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (other than as Directors of AMIDEX).

     If the shareholders of the Funds approve the Advisory Agreement, Index Investments will serve as the investment adviser for the Funds under the new contract. Approval of the Advisory Agreement will permit the Funds to continue to employ an investment strategy under which they have been managed since inception. The Board notes that the Adviser personnel have participated in management of the Funds from inception. The Board believes that the Adviser will provide the Funds the level of services expected from a qualified professional money manager. If the shareholders of a Fund do not approve the Advisory Agreement, the Board will consider other options that may be available, including among other things, consideration of other advisers and calling another shareholder's meeting.

OTHER PROVISIONS OF ADVISORY AGREEMENT

     The Advisory Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party.

     The Advisory Agreement is terminable without penalty by the Company with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Company. The agreement will terminate immediately upon its assignment.

                            Proxy Statement - Page 8

     Under the terms of the Advisory Agreement, the Adviser has responsibility for the investment and reinvestment of the assets of the Funds. Adviser is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Adviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. Adviser will also furnish to the Board, which has overall responsibility for the business and affairs of AMIDEX, periodic reports on the investment performance of the Funds.

     The Advisory Agreement provides that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to AMIDEX to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

     The terms of the Advisory Agreement obligates Adviser to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreement. The Adviser is free to and may render investment advisory services to others. See "Information About Adviser" below.

INFORMATION ABOUT ADVISER

     Index Investments has been registered with the SEC as an investment adviser since October 4, 2002. It was organized in 2002 to be the investment adviser for the Company. Clifford A. Goldstein, the Company's sole Director, is the Chief Executive Officer and Principal of the Adviser, with offices at 2621 Van Buren Avenue, Norristown, Pennsylvania 19403. Mr. Goldstein is a practicing attorney; however, he has been a Principal of TNI and involved with the provision of investment management services since 1999. Gadi Beer is its Chief Investment Officer. They are responsible for management of the portfolios.

EVALUATION BY THE BOARD OF DIRECTORS

     The Company's sole Director has been involved in attempting to identify a new investment adviser for the Funds since before TNI resigned and EIA was appointed in April 2002. In light of such, it was determined that the best alternative was to have Index Investments manage the Funds. The Board considered the possible effect on the Company, the Funds and their shareholders. Based upon its review, the Board concluded that the Advisory Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

     In approving the Advisory Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds - including the commitment of its principals to financially support the Adviser, the fact that the terms of the Advisory Agreement were substantially similar to the prior agreement. The Board noted the absence of another firm willing to make such commitments. The Board evaluated the ability of the Adviser's personnel to employ an investment strategy under which the Funds have been managed.

     Index Investments has represented it will work to maintain a Board of Directors for the investment companies that it advises that are comprised of at least a majority of persons who are not "interested persons" of the adviser, as defined in the 1940 Act. Index Investments makes this commitment so that the funds may

                            Proxy Statement - Page 9
continue to take advantage of exemptions under the 1940 Act, as adopted in the SEC's January, 2001 Corporate Government Initiative. Index Investments is aware of no circumstances arising from its appointment to act as investment adviser that might result in the imposition of an "unfair burden" being imposed on the Funds.

     After consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Advisory Agreement and voted to recommend its approval by the Funds' shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

                   ------------------------------------------

PROPOSAL TWO:  AMENDMENTS TO THE AMIDEX ARTICLES OF INCORPORATION

     The Board has approved and recommends that the shareholders of the Company authorize amendments to the Articles of Incorporation for AMIDEX and approve the Amended and Restated Articles of Incorporation in the form attached to this Proxy Statement. Adoption of the Amended and Restated Articles of Incorporation for AMIDEX will not result in any changes in the in the investment policies and shareholder services described in the Funds current prospectus.

     In addition to the changes described herein, there are other substantive and stylistic differences between the Articles of Incorporation and the Amended and Restated Articles of Incorporation. The following summary is qualified in its entirety by reference to: the proposed Articles of Amendment to the Articles of Incorporation which are attached as Exhibit B to this Proxy Statement; the current Articles of Incorporation which are attached as Exhibit C to this Proxy Statement; and, the proposed Amended and Restated Articles of Incorporation which is attached as Exhibit D to this Proxy Statement.

SIGNIFICANT CHANGES EFFECTED BY THE AMENDMENTS

Reorganization of the Fund or its Series or Classes

     Unlike the current Articles of Incorporation, the Proposed Articles of Incorporation generally permits the Directors, subject to applicable Federal and state law, to reorganize AMIDEX or any of its series or classes into a newly formed entity without shareholder approval. The current Articles of Incorporation requires shareholder approval in order to reorganize a Fund or any of its series.

     Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit AMIDEX or a series of the Fund to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Directors may determine that it would be in the shareholders' interests to reorganize the Fund or a series of the Fund to domicile it in another state or to change its legal form. Under the current Articles of Incorporation, the Directors cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the Proposed Articles of Incorporation gives the Directors the flexibility to reorganize the Fund or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization.

     Before allowing a fund or a series reorganization to proceed without shareholder approval, the Board has a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Directors' increased authority under the Proposed Articles of Incorporation is also subject to any applicable requirements of the 1940 Act and state law. Of course, in all cases, the Proposed Articles of Incorporation would require that shareholders receive written notification of any transaction.

                            Proxy Statement - Page 10

     The Proposed Articles of Incorporation does not give the Directors the authority to merge a series with another operating mutual fund or sell all of a series' assets to another operating mutual fund without first seeking shareholder approval. Under the Proposed Articles of Incorporation, shareholder approval is still required for these transactions.

Termination of Any Fund or Series or Classes

     Under the current Articles of Incorporation, the Articles of Incorporation generally permits the Directors, subject to applicable Federal and state law, to terminate a fund or any of its series or classes of shares without shareholder approval.

     Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Directors to terminate a fund or a series or class of shares. For example, a series may have insufficient assets to invest effectively or a series or a class of shares may have excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Directors may determine that terminating the series or class of shares is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the series' or classes' termination may, however, make it more difficult to complete the series' or classes' liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit the series' or classes' termination without incurring the costs and delays of a shareholder meeting.

     As  discussed  above,  before  allowing  the fund or a  series  or class to terminate without shareholder approval, the Directors have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Directors' increased authority under the Proposed Articles of Incorporation is also subject to any applicable requirements of the 1940 Act and state law, and shareholders' receipt of written notification of the transaction.

Future Amendments of the Articles of Incorporation

     The Proposed Articles of Incorporation permits the Directors, with certain exceptions, to amend the Articles of Incorporation without shareholder approval. Under the Proposed Articles of Incorporation, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment affecting the Proposed Articles of Incorporation's amendment provisions, on any amendment affecting the shareholders' rights to indemnification, and on any amendment affecting the shareholders' rights to vote on the merger or sale of the funds, series, or classes' assets to an operating mutual fund.

     The current Articles of Incorporation, on the other hand, generally gives shareholders the exclusive power to amend the Articles of Incorporation with certain limited exceptions. By allowing amendment of the Articles of
Incorporation without shareholder approval, the Proposed Articles of Incorporation gives the Directors the necessary authority to react quickly to future contingencies.

     As mentioned above, such increased authority remains subordinate to the Directors' continuing fiduciary obligations to act with due care and in the shareholders' interest.

Other Changes Effected by the Amended and Restated Articles of Incorporation

                            Proxy Statement - Page 11

     In addition to the significant changes described above, the Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation in a number of important ways, including, but not limited to, the following:

     a. The Amended and Restated Articles of Incorporation clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

     b. As a general matter, the Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation to incorporate appropriate references to classes of shares.

     c. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation by changing the par value of the AMIDEX's shares from no par value to $.001 par value.

     d. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation by giving the Directors the power to affect a reverse stock split, and to make distributions in-kind.

     e. The Amended and Restated Articles of Incorporation modifies the current Articles of Incorporation so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument establishing such shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) unless the issue to be voted on affects only particular series or classes, in which case only series or classes so affected will be entitled to vote.

     f. The Amended and Restated Articles of Incorporation clarifies that proxies may be voted pursuant to any computerized, telephonic or mechanical data gathering device, that shareholders receive one vote per share and a proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

     g. The Amended and Restated Articles of Incorporation clarifies various existing Directors powers. For example, the Amended and Restated Articles of Incorporation clarifies that the Directors may appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and AMIDEX companies, the Directors may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; to retain one or more transfer agents and employ sub-agents; delegate authority to investment advisers and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Fund, and operate and carry on the business of an investment company.

     h. The Amended and Restated Articles of Incorporation clarifies that the fund may redeem shares of a class or series held by a shareholder for any reason, including but not limited to reimbursing the fund or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax identification number; and failure to maintain a minimum account balance as established by the Directors from time to time.

     i. The Amended and Restated Articles of Incorporation clarifies that the Directors shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the fund nor shall a Directors be responsible for the act or omission of any other Directors.

                            Proxy Statement - Page 12

     If the Proposed Amendments to the Articles of Incorporation are not approved by the shareholders of the Funds, the current plan is to continue operations with a view to resubmitting this proposal to shareholders and/or winding up the affairs of one Fund.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.

             -----------------------------------------------------

PROPOSAL THREE:  ELECTION OF DIRECTORS

     The Board of Directors has nominated the individuals identified below for election to the AMIDEX Board of Directors. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below.

     The business of the Company is conducted under the direction of the Board. Directors of the Company may be directors, officers or employees of persons providing services to AMIDEX. The business and affairs of AMIDEX are managed under the direction of the Board in compliance with the laws of the state of Maryland.

     As a Maryland corporation, AMIDEX does not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, the Directors will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Directors. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of each nominee for Director. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend. If at a future date, a Board vacancy shall exist, the remaining Directors may fill such vacancy by appointing another Director, so long as, immediately after the appointment, at least two-thirds of the Directors have been elected by shareholders.

     The following tables contain data concerning the individuals nominated by the current disinterested Directors. The column for positions with the Company assumes shareholder approval of the new Advisory Agreement and election to the Board for all Funds. The names of the Directors and officers of the Company, their position with the Company, address, date of birth and principal occupations during the past five years are set forth below.

                            Proxy Statement - Page 13

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTOR

----------------------------------------------------------------------------------------------
                                     INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------
                                                                   Number of
                                                                     AMIDEX         Other
                                                                   Portfolios    Directorships
               Position                                             Overseen         Held
    Name,      Heldwith    Length of    Principal Occupation(s)    by Director    by Director
Address & Age  AMIDEX      Time Served  During the Past 5 Years    or Nominee      or Nominee
...............................................................................................
 Clifford A.   President   Since 1999         President,                2             None
 Goldstein*       and                        TransNations
  (Age 45)     Director                  Investments, LLC, NY
                                          NY Managing Partner
                                           and Attorney with
                                           Weber, Goldstein,
                                         Greenberg, Gallagher,
                                         Phila. PA, a general
                                        litigation firm, since
                                         1991. BA from Temple
                                              University,
                                           Philadelphia, PA,
                                        4/78. J.D. from Temple
                                         University School of
                                              Law, 3/82.
...............................................................................................

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

----------------------------------------------------------------------------------------------
                                 DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------
                                                                    Number of
                                                                      AMIDEX        Other
  Name,      Position                                               Portfolios   Directorships
Address &      Held                                                  Overseen        Held
 Date of       with        Length of     Principal Occupation(s)    by Director   by Director
  Birth       AMIDEX      Time Served    During the Past 5 Years    or Nominee     or Nominee
...............................................................................................
  Elliot      Director   New Director    Accountant; CPA; MBA            2            None
 Hirshman
 (Age 47)
...............................................................................................
Paula Joffe   Director   New Director        Exec. Director,         2         None
  (Age 49)                               America Israel Chamber
                                            of Commerce, Mid-
                                             Atlantic Region
...............................................................................................


--------------------------------------------------------------------------------
                                    OFFICERS
--------------------------------------------------------------------------------
Name, Address & Age   Position(s)   Principal  Occupation(s)  During  the Past 5
                     Held of Funds  Years
.................................................................................
    Clifford A.      President and  President,  TransNations  Investments,  LLC,
    Goldstein*          Director    NY NY  Managing  Partner and  Attorney  with
     (Age 45)                       Weber,  Goldstein,   Greenberg,   Gallagher,
                                    Phila. PA, a general  litigation firm, since
                                    1991.    BA    from    Temple    University,
                                    Philadelphia,  PA,  4/78.  J.D.  from Temple
                                    University School of Law, 3/82.
.................................................................................

     The nominees have not yet been appointed to Board committees. The Board has had an Audit Committee that consists of disinterested Directors of the Company. The Audit Committee is responsible for meeting with the Funds independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Funds financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Funds financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Company. The Audit Committee typically meets twice a year.

                            Proxy Statement - Page 14

FUND SHARES OWNED BY DIRECTORS

     The dollar range of each Fund's securities owned by each Director is set forth below.

---------------------------------------------------------------------------------------------
                                                                Dollar Range of Securities in
Nominee Director             Dollar Range of Securities in       AMIDEX Cancer Innovations &
                                 AMIDEX35 Mutual Fund              Healthcare Mutual Fund
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

     As of March 11, 2003, the nominees, Directors, and officers of the Company owned, in the aggregate, less than 2% of each Fund's outstanding shares.

COMPENSATION OF DIRECTORS AND OFFICERS

     Clifford Goldstein received intermittent compensation from the previous Adviser, TNI, LLC until December of 2001 for his services to the Adviser, but did not receive any compensation for his services as a Director. Each Director of the nominated Directors who are elected will receive fees of $ 1000 for each Board meeting attended with no additional compensation for each committee meeting attended on a date when a Board meeting is not held.

     Directors and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

     Directors that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses.

     Based on the foregoing assuming each Director attended four meetings, estimated annual compensation for fiscal 2003 would be as follows:

                     Estimated             Pension or                              Total Compensation
                     Aggregate        Retirement Benefits     Estimated Annual        From Fund and
                    Compensation       Accrued as Part of      Benefits Upon         Complex Paid to
Name of Person       From Fund           Fund Expenses           Retirement             Directors
Elliot Hirshman        $4000                    0                     0                    $4000
Paula Joffe            $4000                    0                     0                    $4000

                            Proxy Statement - Page 15

ADDITIONAL INFORMATION

     If elected, the Directors will hold office without limit in time except that (1) any Director may resign; (2) any Director may be removed by written instrument, signed by at least two-thirds of the number of Directors prior to such removal; (3) any Director who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Directors; and (4) a Director may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Company.

     In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least a majority of the Directors have been elected by shareholders. In addition, so that the Funds may utilize exemptive rules under the 1940 Act, at all times, a majority of the Board will consist of disinterested Directors (that is, independent Directors), and the nomination of new or additional disinterested Directors will be placed with the discretion of the then serving disinterested Directors. If at any time, less than a majority of the Directors holding office has been elected by shareholders, the Directors then in office will promptly call a shareholders meeting for the purpose of electing Directors. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors.

     The Board currently consists of one interested Director who will continue if the nominees are elected. There are vacancies that have not been filled. The nominees (the proposed Board of Directors) consist of one interested and three disinterested persons. This ratio, with at least 75% disinterested persons, has been selected in light of Section 15(f) of the 1940 Act discussed above.

     The Board has nominated the two persons named above to serve as Directors of the Company. The persons named in the accompanying form of proxy/voting instruction card intend to vote such proxy for the election as Directors of the following nominees.

                        THE BOARD OF DIRECTORS RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE.

            --------------------------------------------------------

PROPOSAL FOUR: INDEPENDENT PUBLIC ACCOUNTANTS

     The Director of the Company selected McCurdy & Associates CPA's, Inc. to act as independent public accountants for each Fund's fiscal year ending May 31, 2003.

     McCurdy & Associates CPA's, Inc. has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the respective Funds at the Meeting of Shareholders. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of McCurdy & Associates CPA's, Inc. is expected to be available telephonically at the Shareholder Meeting, and will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     Deloitte & Touche LLP served as the independent public accountants for AMIDEX for each Fund's fiscal year ended May 31, 2002. Deloitte & Touche and AMIDEX Funds were unable to reach an agreement on a fee schedule acceptable to the Funds, and selection of a new firm is therefore necessary. During the Company's 2002 fiscal year, management did not have any disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing

                            Proxy Statement - Page 16
scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds.

     The following table sets forth the aggregate fees billed by the independent accountants for each Fund's 2002 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

                                           Audit and Review    Financial Information      All other        All other
                                             of Financial        System Design and       Services to      Services to
     Fund Name                                Statements          Implementation            Fund            Adviser
AMIDEX35 Mutual Fund                           $12,500                 None                $4,166            None
AMIDEX Cancer Innovations & Healthcare
Mutual Fund                                     $2,500                 None                 $834             None

     o The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.
     o    Breakdown between funds based on total assets

     On March 7, 2003, each of the Funds engaged McCurdy & Associates CPA's, Inc. as its independent public accountants for the Funds' 2003 fiscal year. This firm has extensive (20 years) experience in providing audit and other services to investment companies such as AMIDEX. In addition, the firm has represented that its fees shall be less than those previously charged to the Funds.

     The Board unanimously recommends that shareholders ratify the selection of McCurdy & Associates CPA's, Inc. as independent public accountants of the funds.

                        THE BOARD OF DIRECTORS RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FOUR.

              ----------------------------------------------------

PROPOSAL FIVE:  OTHER BUSINESS

     The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 5 and knows of no other business that will be presented at the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

     In the event sufficient votes in favor of one or more proposals set forth in the Meeting of shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one

                            Proxy Statement - Page 17
or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                        THE BOARD OF DIRECTORS RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FIVE.

        ----------------------------------------------------------------

                          DISTRIBUTOR AND ADMINISTRATOR

     InCap Group, Inc. ("InCap"), through its subsidiaries, provides distribution, administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund are at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904.

     InCap Securities, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the agent of AMIDEX Funds, Inc. in connection with the offering of shares of the Funds.

     InCap Service Company ("ISC") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent.

                              AFFILIATED BROKERAGE

     The Funds do not effect brokerage transactions through affiliates of the Adviser (or affiliates of such persons).

                              SHAREHOLDER PROPOSALS

     It is anticipated that, following the Meeting, the Company will not hold any meetings of shareholders except as required by Federal or Maryland state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of AMIDEX, in care of InCap Group, Inc. at 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090-1904.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

/S/ CLIFFORD A. GOLDSTEIN

Clifford A. Goldstein

                            Proxy Statement - Page 18

                                    EXHIBIT A

                                     FORM OF
                   AMIDEX FUNDS, INC. - INDEX INVESTMENTS, LLC
                          INVESTMENT ADVISORY AGREEMENT


This Agreement is made and entered into as of the _____day of ______________, by and between AMIDEX Funds, Inc., a Maryland corporation (the "Fund"), and Index Investments, LLC, a Pennsylvania Limited Liability Company (hereinafter referred to as "Adviser").

WHEREAS, the Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue shares representing interests in and unlimited number of series of shares of the Fund (each a "Portfolio" and together, the "Portfolios"); and

WHEREAS, the Fund currently offers the Portfolios listed on Appendix A, attached hereto and incorporated herein by reference, which Appendix A may be changed from time to time by the mutual agreement of all Parties to this Agreement; and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Fund desires to retain Adviser to render certain investment management services to the Fund and Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   OBLIGATIONS OF THE ADVISER.
--------------------------------

(A) SERVICES. Adviser agrees to provide the following services (the "Services") to the Portfolios on behalf of the Fund:

     (1)  manage the investment and reinvestment of each Portfolio's assets;
     (2) continuously review, supervise, and administer the investment program of each Portfolio;
     (3) determine, in Adviser's discretion, the securities to be purchased, retained or sold by each Portfolio (and implement those decisions);
     (4) provide the Fund with records concerning Adviser's activities with respect to each Portfolio which the Fund is required to maintain; and
     (5) render regular reports to the Fund's officers and directors concerning Adviser's discharge of the foregoing responsibilities.

     Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the directors of the Fund and in compliance with such policies as the directors may from time to time establish, and in compliance with the objectives, policies, and limitations of each Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. All Services to be

                              Exhibit A - Page 1
     furnished by Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of Adviser or through such other parties as Adviser may determine from time to time.

     Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Board of Directors of the Fund to perform the Services on the terms and for the compensation provided herein. Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

     Except to the extent expressly assumed by Adviser herein and except to the extent required by law to be paid by Adviser, the Fund shall pay all costs and expenses in connection with its operation and organization.

(B) BOOKS AND RECORDS. All books and records prepared and maintained by Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefore, Adviser shall surrender to the Fund such of the books and records so requested.

2.   PORTFOLIO TRANSACTIONS.
----------------------------

Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of Portfolio securities for each Portfolio and is directed to use its best efforts to obtain the best net results as described in the Fund's prospectus from time to time. Adviser may, in its discretion, purchase and sell Portfolio securities from and to brokers and dealers who provide each Portfolio with research, analysis, advice and similar services, and Adviser may pay to these brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, provided that Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Portfolios over the long-term. Adviser will promptly communicate to the officers and the directors of the Fund such information relating to Portfolio transactions as they may reasonably request.

3.   COMPENSATION OF ADVISER.
-----------------------------

The Fund will pay to Adviser on the last day of each month a fee at an annual rate equal to the rates as set forth for each Portfolio on Appendix B to this Agreement, attached hereto and incorporated herein, as such Appendix B may be changed from time to time by mutual consent of all parties to this Agreement, and by the shareholders of the affected Portfolio, as applicable. Such fees shall be computed daily based upon the net asset value of the applicable Portfolio as determined by a valuation made in accordance with the Fund's procedure for calculating Portfolio net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the directors of the Fund, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

                              Exhibit A - Page 2

4.   STATUS OF INVESTMENT ADVISER.
----------------------------------

The Services of Adviser to the Fund are not to be deemed exclusive, and Adviser shall be free to render similar services to others so long as its Services to the Fund are not impaired thereby. Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.   PERMISSIBLE INTERESTS.
---------------------------

Directors, agents, and stockholders of the Fund are or may be interested in Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise, and directors, partners, officers, agents, and stockholders of Adviser are or may be interested in the Fund as directors, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

6.   LIABILITY OF ADVISER.
--------------------------

Adviser assumes no responsibility under this Agreement other than to render the Services in good faith. Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7.   TERM.
----------

This Agreement shall remain in effect until May 1, 2005, and from year to year thereafter provided such continuance is approved at least annually by (1) the vote of a majority of the Board of Directors of the Fund or (2) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940) of the Fund's outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that; (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Adviser; (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and (c) Adviser may terminate this Agreement without payment of penalty on 60 days written notice to the Fund. The terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

                              Exhibit A - Page 3

8.   NOTICES.
-------------

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

          IF TO THE FUND:                        IF TO THE ADVISER:

          AMIDEX Funds, Inc.                     Index Investments, LLC
          630-A Fitzwatertown Road               2621 Van Buren Avenue
          Willow Grove, Pennsylvania 19090       Norristown, Pennsylvania 19403
          Mr. Clifford A. Goldstein              Mr. Clifford A. Goldstein
          President                              President

9.   AMENDMENTS.
----------------

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be executed as of the day and the year first written above.

AMIDEX Funds, Inc.                      Index Investments, LLC


By:  _____________________              By:  __________________________
     Clifford A. Goldstein                   Clifford A. Goldstein
     President                               President

ATTEST:                                 ATTEST:

_________________________               _____________________________
Secretary                               Secretary
[Corporate Seal]                        [Corporate Seal]

                              Exhibit A - Page 4

                              EXHIBIT A -APPENDIX A

                               AMIDEX FUNDS, INC.
                               ------------------
                             APPLICABLE PORTFOLIO'S


The following Portfolios and Classes of Shares are authorized by the Trust and subject to this Agreement:

                               CLASS A     CLASS B     CLASS C     NO-LOAD
NAME OF PORTFOLIO              SHARES      SHARES      SHARES      SHARES
-----------------              ------      ------      ------      ------

AMIDEX35 Mutual Fund              X           X           X           X

AMIDEX Cancer Innovations &
  Heathcare Mutual Fund           X           X           X           X

                              Exhibit A - Page 5

                              EXHIBIT A -APPENDIX B

                               AMIDEX FUNDS, INC.
                               ------------------
                              COMPENSATION SCHEDULE


                                        ANNUAL FEE RATE, AS PERCENTAGE OF
NAME OF PORTFOLIO                           AVERAGE DAILY NET ASSETS
-----------------                           ------------------------

AMIDEX35 Mutual Fund                                 0.80%

AMIDEX Cancer Innovations &
   Healthcare Mutual Fund                            0.80%

                              Exhibit A - Page 6

                                    EXHIBIT B
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                    PROPOSED
                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION


AMIDEX Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended as follows:

Article THIRD of the Articles of Incorporation of the Corporation which read,

     THIRD: The purpose or purposes of the corporation shall be: Regulated Investment Company.

is hereby amended to read in its entirety as follows:

     The purpose or purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Incorporation.

Article FIFTH of the Articles of Incorporation of the Corporation which read:

     FIFTH: The total number of shares of stock which the Corporation has authority to issue is Five Hundred Million (500,000,000) at 0.0001 par value.

is hereby amended to read in its entirety as follows:

     5.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares of the par value of one hundredth of one cent ($0.0001) per share, all of which shares are designated Common Stock.

     5.2 AUTHORIZATION OF STOCK ISSUANCE. The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

     5.3 FRACTIONAL SHARES. The Corporation may issue fractional shares. Any fractional shares shall carry proportionately the rights of a whole share, excepting the right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and to receive dividends.

     5.4 POWER TO CLASSIFY. The Board of Directors of the Corporation may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may

                               Exhibit B - Page 1
     be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references herein to capital stock shall apply without discrimination to the shares of each class or series of stock.

     Without  limiting  the power of the Board of Directors as set forth in this
     Article V, the Board of Directors has authorized the division of the shares of capital stock in three series with classes of shares designated as follows:

     ........................... ..................... ......................... ..........................

                                  Class A Shares Are      Class C Shares Are     No-Load Shares Are Offered
                                    Offered To The      Offered Without Sales    Without Sales Charges, But
                                    Public With A         Loads, But With A        Have Ongoing Servicing
                                   Front-End Sales      Continuing Additional         Fees And Certain
     Fund Name                          Charge              Servicing Fee              Redemption Fees
     ........................... ..................... ......................... ..........................
     AMIDEX35 Mutual Fund                 X                       X                           X

     ........................... ..................... ......................... ..........................

     AMIDEX Cancer Innovations            X                       X
     & Healthcare Mutual Fund
     ........................... ..................... ......................... ..........................

     5.5 CLASSES AND SERIES - GENERAL. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

     (a) ASSETS BELONGING TO CLASS OR SERIES. All consideration received by the Corporation for the issue or sale of stock of a particular series (including all classes of such series), together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and to the terms and conditions of each class (if any) of that series, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular series shall be allocated to and among any one or more series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series shall belong to that series. Each such allocation shall be conclusive and binding upon the stockholders of all series for all purposes.

     (b) LIABILITIES BELONGING TO CLASS OR SERIES. The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges and reserves attributable to that series and shall be so recorded on the books of account of the Corporation; provided, however, that

                               Exhibit B - Page 2
          identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series shall be charged to and borne solely by such class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

     (c) INCOME. The Board of Directors shall have full discretion, to the extent not inconsistent with the General Laws of the State of Maryland and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding.

     (d) DIVIDENDS AND DISTRIBUTIONS. The holders of each class or series of capital stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefore, to dividends and distributions, including distributions of capital gains, in such amounts and at such times as may be determined by the Board of Directors. The Board of Directors may determine that no dividend or distributions shall be payable on shares as to which the purchase order, payment or both have not been received by a specific date. Any such dividends or distributions may be declared payable in cash, property or shares of the class or series, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with such frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with such frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration. The Board of Directors may establish payment dates for such dividends and distributions on any basis, including payment that is less frequent than the effectiveness of such declarations. The Board of Directors shall have the discretion to designate for such dividends and distributions amounts sufficient to enable the Corporation or any class or series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 or any successor or comparable statute, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any class or series for Federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for such dividends or distributions. The amounts of dividends and distributions declared and paid with respect to the various classes or series of capital stock and the timing of declaration and payment of such dividends and distributions may vary among such classes and series.

     (e) TAX ELECTIONS. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of

                               Exhibit B - Page 3
          the Corporation as may be permitted or required by the IRC without the vote of stockholders of the Corporation or any series or class.

     (f) LIQUIDATION. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets attributable to that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections (a) and (b) of this Article 5.5. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets attributable to that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

     (g) VOTING RIGHTS. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and/or series and other classes and series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

     (h) QUORUM. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote thereat, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

     5.6 EQUALITY. Each share of each series or class shall be equal to each other share of that class or series and shall represent an equal proportionate interest in the assets belonging to that series or class, subject to the liabilities belonging to that series or class. The Board of Directors may from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial

                               Exhibit B - Page 4
     interest in the assets belonging to that series or class or in any way affecting the rights of shares of any other series or class.

     5.7 CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any series or class shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors.

     5.8 AUTHORIZING VOTE. Notwithstanding any provision of the General Laws of the State of Maryland requiring for any purpose a proportion greater than a majority of all votes entitled to be cast, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Incorporation and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder; provided that, to the extent consistent with the General Laws of the State of Maryland and other applicable law, the By-Laws may provide for authorization to be by the vote of a proportion less than a majority of the votes of the Corporation, or of a class or series.

     5.9 PREEMPTIVE RIGHTS. No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

     5.10 REDEMPTION.

     (a) The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefore and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of capital stock of the Corporation, or of any class or series, to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares (which may reflect the deduction of such fees and charges as the Board of Directors may establish from time to time) determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

     (b) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock of the Corporation, or of any class or series, owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (1) failure to provide the Corporation with a tax identification number and (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, such redemption to be effected at such

                               Exhibit B - Page 5
          price, at such time and subject to such conditions as may be required or permitted by applicable law.

     (c)  Payment  for  redeemed  stock  shall  be made in cash  unless,  in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets of the class or series of the shares being redeemed. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

     (d) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease and determine as of the time as of which the redemption price to be paid for such shares shall be fixed, in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

     (e) Notwithstanding any other provision of this Article 5.10, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

     (f) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Articles of Incorporation.

     5.11 REPURCHASE OF SHARES. The Board of Directors may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

     5.12 VALUATION. Subject to the requirements of applicable law, the Board of Directors may, in its absolute discretion, establish the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise. Without limiting the foregoing, the Board of Directors may determine that the net asset value per share of any class or series should be maintained at a designated constant value and may establish procedures, not inconsistent with applicable law, to accomplish that result. Such procedures may include a requirement, in the event of a net loss with respect to the particular class or series from time to time, for automatic pro rata capital contributions from each stockholder of that class or series in amounts sufficient to maintain the designated constant share value.

     5.13 CERTIFICATES. Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or

                               Exhibit B - Page 6
     series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

     5.14 SHARES SUBJECT TO ARTICLES AND BY-LAWS AND AMENDMENTS. All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as each may be amended, supplemented and/or restated from time to time.

     5.15 OWNER OF SHARES. The Corporation shall be entitled to treat the person in whose name any share of the capital stock of the Corporation is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, sale of the property and assets of the Corporation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatever; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share, on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by law.

Article SIX of the Articles of Incorporation of the Corporation which read:

     SIXTH: THE NUMBER OF DIRECTORS OF THE Corporation shall be 1 which number may be increased or decreased pursuant to the by-laws of the Corporation, and so long as there are less than three (3) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders, and the name (s) of the director(s) who shall act until their successors are duly chosen and qualified is (are):

          Clifford A. Goldstein

is hereby amended to read in its entirety as follows:

     6.1 NUMBER OF DIRECTORS. Prior to the issuance of stock, the number of directors of the Corporation shall be at least one and after the issuance of stock shall be as provided in the By-Laws, provided that the By-Laws may, subject to the limitations of the Maryland General Corporation Law, fix a different number of directors and may authorize a majority of the directors to increase or decrease the number of directors set by these Articles or the By-Laws within limits set by the By-Laws and to fill vacancies created by an increase in the number of directors. Unless otherwise provided by the By-Laws, the directors of the Corporation need not be stockholders of the Corporation.

     The Corporation currently has four directors. The names of directors currently in office are:

                              Clifford A. Goldstein
                              _________________
                              _________________
                              _________________

     6.2 REMOVAL OF DIRECTORS. Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-Laws, a director may be removed, with or without cause, by the affirmative vote of a majority of
     (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

                               Exhibit B - Page 7

     6.3 LIABILITY OF DIRECTORS AND OFFICERS.

     (a) To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     (b) In performance of his duties, a director or officer is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

     6.4 POWERS OF DIRECTORS. In addition to any powers conferred herein or in the By-Laws, the Board of Directors may, subject to any express limitations contained in these Articles of Incorporation or in the By-Laws, exercise the full extent of powers conferred by the General Laws of the State of Maryland or other applicable law upon corporations or directors thereof and the enumeration and definition of particular powers herein or in the By-Laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

     (a) to make, alter, amend or repeal from time to time the By-Laws of the Corporation except as otherwise provided by the By-Laws;

     (b) subject to requirements of the Investment Company Act of 1940 and the General Laws of the State of Maryland, to authorize the Corporation to enter into contracts with any person, including any firm, corporation, trust or association in which a director, officer, employee or stockholder of the Corporation may be interested. Such contracts may be for any lawful purpose, whether or not such purpose involves delegating functions normally performed by the board of directors or officers of a corporation, including, but not limited to, the provision of investment management for the Corporation's investment portfolio, the distribution of securities issued by the Corporation, the administration of the Corporation's affairs, the provision of transfer agent services with respect to the Corporation's shares of capital stock, and the custody of the Corporation's assets. Any person (including its affiliates) may be retained in multiple capacities pursuant to one or more contracts and may also perform services, including similar or identical services, for others, including other investment companies. Subject to the requirements of applicable law, such contracts may provide for compensation to be paid by the Corporation in such amounts, including payments of multiple amounts for persons (including their affiliates) acting in multiple capacities, as the Board of Directors shall determine in its discretion to be proper and reasonable.

     (c) to authorize from time to time the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors and committees thereof.

     6.5 DETERMINATIONS BY BOARD OF DIRECTORS. Any determination made by or pursuant to the direction of the Board of Directors and in accordance with the standards set by the General

                               Exhibit B - Page 8

     Laws of the State of Maryland shall be final and conclusive and shall be binding upon the Corporation and upon all stockholders, past, present and future, of each class and series.

Article SEVEN of the Articles of Incorporation of the Corporation which read:

     SEVENTH: the duration of the Corporation shall be perpetual.

is hereby amended to read in its entirety as follows:

     7.1 DURATION. The duration of the Corporation shall be perpetual.

     7.2 LOCATION OF MEETINGS, OFFICES AND BOOKS. Both directors and stockholders may hold meetings within or without the State of Maryland and abroad, and the Corporation may have one or more offices and may keep its books within or without the State of Maryland and abroad at such places as the directors shall determine.

     7.3 MEETINGS OF STOCKHOLDERS. Except as otherwise provided in the By-Laws, in accordance with applicable law, the Corporation shall not be required to hold an annual meeting of stockholders in any year unless required by applicable law. Election of directors, whether by the directors or by stockholders, need not be by ballot unless the By-Laws so provide.

     7.4 INSPECTION OF RECORDS. Stockholders of the Corporation shall have only such rights to inspect and copy the records, documents, accounts and books of the Corporation and to request statements regarding its affairs as are provided by the Maryland General Corporation Law, subject to such reasonable regulations, not contrary to the General Laws of the State of Maryland, as the Board of Directors may from time to time adopt regarding the conditions and limits of such rights.

     7.5 INDEMNIFICATION. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

     7.6 WHOLLY-OWNED SUBSIDIARIES. The Corporation may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of any company which is wholly owned by the Corporation or by the Corporation and by one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Corporation or to the Corporation and other investment companies.

                               Exhibit B - Page 9

     7.7 AMENDMENTS. The Corporation reserves the right to amend, alter, change or repeal any provision of these Articles of Incorporation, including any amendment that alters the contract rights, as expressly set forth in the charter, of any outstanding shares of stock. All rights conferred upon stockholders herein are granted subject to this reservation.

     7.8 REFERENCES TO STATUTES, ARTICLES AND BY-LAWS. All references herein to statutes, to these Articles of Incorporation or to the By-Laws shall be deemed to refer to those statutes, Articles or By-Laws as they are amended and in effect from time to time.

SECOND: This amendment of the charter of the Corporation has been approved by the directors and shareholders. The Board of the Corporation duly adopted resolutions in which were set forth the foregoing amendments to the charter, declaring that said amendments of the charter as proposed were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation at their next meeting. These Articles of Amendment were approved by the holders of two thirds of the issued and outstanding stock entitled to vote on the amendment in accordance with Maryland General Corporation Law.

WE, THE UNDERSIGNED, President and Secretary of AMIDEX Funds, Inc. who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledge, in the name and on behalf of said corporation, the forgoing Articles of Amendment to be the corporate act of said corporation and further certify that, to the best of their knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

AMIDEX Funds, Inc.


BY:______________________________           BY:______________________________

                               Exhibit B - Page 10

                                    EXHIBIT C
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                     CURRENT
                            ARTICLES OF INCORPORATION

     FIRST: The undersigned, Vera M. Norris, whose post office address is 11 East Chase St., Baltimore, MD 21202 being at least eighteen years of age, does hereby form a corporation under the General Laws of the State of Maryland.

     SECOND: The name of the corporation (which is hereinafter called the Corporation) is:

     AMIDEX FUNDS, INC.

     THIRD: The purpose or purposes of the corporation shall be: Regulated Investment Company

     FOURTH: The post office address of the principal office of the Corporation in Maryland is 11 East Chase Street, Baltimore, MD 21202. The name and post office address of the resident agent is CSC-Lawyers Incorporating Service Company, at the same address. Said resident agent is a domestic corporation of the State of Maryland.

     FIFTH: The total number of shares of stock which the Corporation has authority to issue is

     Five Hundred Million (500,000,000) at 0.0001 par value

     SIXTH: THE NUMBER OF DIRECTORS OF THE Corporation shall be 1 which number may be increased or decreased pursuant to the by-laws of the Corporation, and so long as there are less than three (3) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders, and the name (s) of the director (s) who shall act until their successors are duly chosen and qualified is (are):

     Clifford A. Goldstein

     SEVENTH: the duration of the Corporation shall be perpetual.

     IN WITNESS WHEREOF, I have signed these Articles of Incorporation on November 12, 1998, and severally acknowledged the same to be my act.

                                             ______________________________
                                             Vera M. Norris, Incorporator

                           ACTION OF SOLE INCORPORATOR
                           ---------------------------
                               AMIDEX FUNDS, INC.

     The undersigned, without a meeting, being the sole incorporator of the Corporation, does hereby elect the persons listed below to serve as directors of the corporation until the first annual meeting of shareholders and until their successors are elected and qualify:

         Clifford A. Goldstein

                                             ______________________________
                                             Vera M. Norris, Incorporator
Dated:  November 12, 1998

                               Exhibit C - Page 1

                                    EXHIBIT D
                                    ---------

                           FORM OF AMIDEX FUNDS, INC.
                                    PROPOSED
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                   (Effective as of _________________, 200___)


                                    ARTICLE I
                                  INCORPORATOR
                                  ------------

The original incorporator was Vera M. Norris.

                                   ARTICLE II
                                      NAME
                                      ----

The name of the corporation (which is hereinafter the "Corporation") is: AMIDEX FUNDS, INC.

                                   ARTICLE III
                          CORPORATE PURPOSES AND POWERS
                          -----------------------------

The purpose or purposes for which the Corporation is formed is to act as an investment company under the federal Investment Company Act of 1940, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland. The Corporation shall exercise and enjoy all such powers, rights and privileges to the extent not inconsistent with these Articles of Incorporation.

                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT
                       -----------------------------------

The post office address of the principal office of the Corporation in the State of Maryland is 2621 Van Buren Avenue, Norristown, Pennsylvania 19403. The name and address of the resident agent is CSC-Lawyers Incorporating Service Company, at the same address. Said resident agent is a domestic corporation of the State of Maryland.

                                    ARTICLE V
                                  CAPITAL STOCK
                                  -------------

5.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares of the par value of one hundredth of one cent ($0.0001) per share, all of which shares are designated Common Stock.

5.2 AUTHORIZATION OF STOCK ISSUANCE. The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

                                Exhibit D -Page 1

5.3 FRACTIONAL SHARES. The Corporation may issue fractional shares. Any fractional shares shall carry proportionately the rights of a whole share, excepting the right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and to receive dividends.

5.4 POWER TO CLASSIFY. The Board of Directors of the Corporation may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Except as otherwise provided herein, all references herein to capital stock shall apply without discrimination to the shares of each class or series of stock.

Without  limiting  the  power of the  Board of  Directors  as set  forth in this
Article V, the Board of Directors has authorized the division of the shares of capital stock in three series with classes of shares designated as follows:

..................................................................................................................
                                            Class A Shares      Class C Shares Are
                                            Are Offered To    Offered Without Sales    No-Load Shares Are Offered
                                          The Public With A     Loads, But With A      Without Sales Charges, But
                                           Front-End Sales    Continuing Additional    Have Ongoing Servicing Fees
Fund Name                                       Charge            Servicing Fee        And Certain Redemption Fees
..................................................................................................................
AMIDEX35 Mutual Fund                              X                     X                           X
..................................................................................................................
AMIDEX Cancer Innovations & Healthcare            X                     X
Mutual Fund
..................................................................................................................

5.5 CLASSES AND SERIES - GENERAL. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

     (a) ASSETS BELONGING TO CLASS OR SERIES. All consideration received by the Corporation for the issue or sale of stock of a particular series (including all classes of such series), together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors and to the terms and conditions of each class (if any) of that series, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular series shall be allocated to and among any one or more series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series shall belong to that series. Each such allocation shall be conclusive and binding upon the stockholders of all series for all purposes.

                                Exhibit D -Page 2

     (b) LIABILITIES BELONGING TO CLASS OR SERIES. The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of that series and with all expenses, costs, charges and reserves attributable to that series and shall be so recorded on the books of account of the Corporation; provided, however, that identified costs, expenses, charges, reserves and liabilities properly allocable to a particular class of a series shall be charged to and borne solely by such class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.

     (c) INCOME. The Board of Directors shall have full discretion, to the extent not inconsistent with the General Laws of the State of Maryland and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding.

     (d) DIVIDENDS AND DISTRIBUTIONS. The holders of each class or series of capital stock of record as of a date determined by the Board of Directors from time to time shall be entitled, from funds or other assets legally available therefor, to dividends and distributions, including distributions of capital gains, in such amounts and at such times as may be determined by the Board of Directors. The Board of Directors may determine that no dividend or distributions shall be payable on shares as to which the purchase order, payment or both have not been received by a specific date. Any such dividends or distributions may be declared payable in cash, property or shares of the class or series, as determined by the Board of Directors or pursuant to a standing resolution or program adopted or approved by the Board of Directors. Dividends and distributions may be declared with such frequency, including daily, as the Board of Directors may determine and in any reasonable manner, including by standing resolution, by resolutions adopted only once or with such frequency as the Board of Directors may determine, or by formula or other similar method of determination, whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration. The Board of Directors may establish payment dates for such dividends and distributions on any basis, including payment that is less frequent than the effectiveness of such declarations. The Board of Directors shall have the discretion to designate for such dividends and distributions amounts sufficient to enable the Corporation or any class or series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 or any successor or comparable statute, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any class or series for Federal income tax in respect of a given year and to make other appropriate adjustments in connection therewith. Nothing in the foregoing sentence shall limit the authority of the Board of Directors to designate greater or lesser amounts for such dividends or distributions. The amounts of dividends and distributions declared and paid with respect to the various classes or series of capital stock and the timing of declaration and payment of such dividends and distributions may vary among such classes and series.

     (e) TAX ELECTIONS. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the IRC without the vote of stockholders of the Corporation or any series or class.

                                Exhibit D -Page 3

     (f) LIQUIDATION. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets attributable to that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant to sections (a) and (b) of this Article 5.5. Any such excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series as provided herein, by the transfer of assets attributable to that class or series to another class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.

     (g) VOTING RIGHTS. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and/or series and other classes and series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

     (h) QUORUM. The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote thereat, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class or series required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.

5.6 EQUALITY. Each share of each series or class shall be equal to each other share of that class or series and shall represent an equal proportionate interest in the assets belonging to that series or class, subject to the liabilities belonging to that series or class. The Board of Directors may from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights of shares of any other series or class.

5.7 CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any series or class shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors.

                                Exhibit D -Page 4

5.8 AUTHORIZING VOTE. Notwithstanding any provision of the General Laws of the State of Maryland requiring for any purpose a proportion greater than a majority of all votes entitled to be cast, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Incorporation and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder; provided that, to the extent consistent with the General Laws of the State of Maryland and other applicable law, the By-Laws may provide for authorization to be by the vote of a proportion less than a majority of the votes of the Corporation, or of a class or series.

5.9 PREEMPTIVE RIGHTS. No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell; and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

5.10 REDEMPTION.

     (a) The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of capital stock of the Corporation, or of any class or series, to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares (which may reflect the deduction of such fees and charges as the Board of Directors may establish from time to time) determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

     (b) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock of the Corporation, or of any class or series, owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (1) failure to provide the Corporation with a tax identification number and (2) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

     (c)  Payment  for  redeemed  stock  shall  be made in cash  unless,  in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets of the class or series of the shares being redeemed. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

     (d) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease and determine as of the time as of which the redemption price to be paid for such shares shall be fixed, in accordance

                                Exhibit D -Page 5
          with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

     (e) Notwithstanding any other provision of this Article 5.10, the Board of Directors may suspend the right of stockholders of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.

     (f) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Articles of Incorporation.

5.11 REPURCHASE OF SHARES. The Board of Directors may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.

5.12 VALUATION. Subject to the requirements of applicable law, the Board of Directors may, in its absolute discretion, establish the basis or method, timing and frequency for determining the value of assets belonging to each class or series and for determining the net asset value of each share of each class or series for purposes of sales, redemptions, repurchases or otherwise. Without limiting the foregoing, the Board of Directors may determine that the net asset value per share of any class or series should be maintained at a designated constant value and may establish procedures, not inconsistent with applicable law, to accomplish that result. Such procedures may include a requirement, in the event of a net loss with respect to the particular class or series from time to time, for automatic pro rata capital contributions from each stockholder of that class or series in amounts sufficient to maintain the designated constant share value.

5.13 CERTIFICATES. Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.

5.14 SHARES SUBJECT TO ARTICLES AND BY-LAWS AND AMENDMENTS. All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as each may be amended, supplemented and/or restated from time to time.

5.15 OWNER OF SHARES. The Corporation shall be entitled to treat the person in whose name any share of the capital stock of the Corporation is registered as the owner thereof for purposes of dividends and other distributions in the course of business or in the course of recapitalization, consolidation, merger, reorganization, liquidation, sale of the property and assets of the Corporation, or otherwise, and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatever; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share, on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly required by law.

                                Exhibit D -Page 6

                                   ARTICLE VI
                               BOARD OF DIRECTORS
                               ------------------

6.1 NUMBER OF DIRECTORS. Prior to the issuance of stock, the number of directors of the Corporation shall be at least one and after the issuance of stock shall be as provided in the By-Laws, provided that the By-Laws may, subject to the limitations of the Maryland General Corporation Law, fix a different number of directors and may authorize a majority of the directors to increase or decrease the number of directors set by these Articles or the By-Laws within limits set by the By-Laws and to fill vacancies created by an increase in the number of directors. Unless otherwise provided by the By-Laws, the directors of the Corporation need not be stockholders of the Corporation.

The Corporation currently has four directors. The names of directors currently in office are:

                           Clifford A. Goldstein
                           _________________
                           _________________
                           _________________

6.2 REMOVAL OF DIRECTORS. Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-Laws, a director may be removed, with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

6.3 LIABILITY OF DIRECTORS AND OFFICERS.

     (a) To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     (b) In performance of his duties, a director or officer is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

6.4 POWERS OF DIRECTORS. In addition to any powers conferred herein or in the By-Laws, the Board of Directors may, subject to any express limitations contained in these Articles of Incorporation or in the By-Laws, exercise the full extent of powers conferred by the General Laws of the State of Maryland or other applicable law upon corporations or directors thereof and the enumeration and definition of particular powers herein or in the By-Laws shall in no way be deemed to restrict or otherwise limit those lawfully conferred powers. In furtherance and without limitation of the foregoing, the Board of Directors shall have power:

     (a) to make, alter, amend or repeal from time to time the By-Laws of the Corporation except as otherwise provided by the By-Laws;

     (b) subject to requirements of the Investment Company Act of 1940 and the General Laws of the State of Maryland, to authorize the Corporation to enter into contracts with any person, including any firm, corporation, trust or association in which a director, officer, employee or

                                Exhibit D -Page 7
          stockholder of the Corporation may be interested. Such contracts may be for any lawful purpose, whether or not such purpose involves delegating functions normally performed by the board of directors or officers of a corporation, including, but not limited to, the provision of investment management for the Corporation's investment portfolio, the distribution of securities issued by the Corporation, the administration of the Corporation's affairs, the provision of transfer agent services with respect to the Corporation's shares of capital stock, and the custody of the Corporation's assets. Any person (including its affiliates) may be retained in multiple capacities pursuant to one or more contracts and may also perform services, including similar or identical services, for others, including other investment companies. Subject to the requirements of applicable law, such contracts may provide for compensation to be paid by the Corporation in such amounts, including payments of multiple amounts for persons (including their affiliates) acting in multiple capacities, as the Board of Directors shall determine in its discretion to be proper and reasonable.

     (c) to authorize from time to time the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors and committees thereof.

6.5 DETERMINATIONS BY BOARD OF DIRECTORS. Any determination made by or pursuant to the direction of the Board of Directors and in accordance with the standards set by the General Laws of the State of Maryland shall be final and conclusive and shall be binding upon the Corporation and upon all stockholders, past, present and future, of each class and series.

                                   ARTICLE VII
                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                ------------------------------------------------
                 THE POWERS OF THE CORPORATION AND THE DIRECTORS
                 -----------------------------------------------
                                AND STOCKHOLDERS
                                ----------------

7.1      DURATION.   The duration of the Corporation shall be perpetual.

7.2 LOCATION OF MEETINGS, OFFICES AND BOOKS. Both directors and stockholders may hold meetings within or without the State of Maryland and abroad, and the Corporation may have one or more offices and may keep its books within or without the State of Maryland and abroad at such places as the directors shall determine.

7.3 MEETINGS OF STOCKHOLDERS. Except as otherwise provided in the By-Laws, in accordance with applicable law, the Corporation shall not be required to hold an annual meeting of stockholders in any year unless required by applicable law. Election of directors, whether by the directors or by stockholders, need not be by ballot unless the By-Laws so provide.

7.4 INSPECTION OF RECORDS. Stockholders of the Corporation shall have only such rights to inspect and copy the records, documents, accounts and books of the Corporation and to request statements regarding its affairs as are provided by the Maryland General Corporation Law, subject to such reasonable regulations, not contrary to the General Laws of the State of Maryland, as the Board of Directors may from time to time adopt regarding the conditions and limits of such rights.

7.5 INDEMNIFICATION. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The

                                Exhibit D -Page 8

Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

7.6 WHOLLY-OWNED SUBSIDIARIES. The Corporation may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of any company which is wholly owned by the Corporation or by the Corporation and by one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Corporation or to the Corporation and other investment companies.

7.7 AMENDMENTS. The Corporation reserves the right to amend, alter, change or repeal any provision of these Articles of Incorporation, including any amendment that alters the contract rights, as expressly set forth in the charter, of any outstanding shares of stock. All rights conferred upon stockholders herein are granted subject to this reservation.

7.8 REFERENCES TO STATUTES, ARTICLES AND BY-LAWS. All references herein to statutes, to these Articles of Incorporation or to the By-Laws shall be deemed to refer to those statutes, Articles or By-Laws as they are amended and in effect from time to time.

IN WITNESS WHEREOF, AMIDEX Funds, Inc. has caused these Restated Articles of Corporation to be signed in its name and on its behalf by its Chairman of the Board of Directors and attested by its Secretary this ______ day of
________________________.


BY:___________________________



ATTEST:_______________________

                                Exhibit D -Page 9

                             AMIDEX(TM) FUNDS, INC.
                             ----------------------
                           c/o InCap Securities, Inc.
                            630-A Fitzwatertown Road
                      Willow Grove, Pennsylvania 19090-1904

                                      PROXY

VOTE TODAY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints Terrance P. Smith and David F. Ganley (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of AMIDEX35 Mutual Fund and AMIDEX Cancer Innovations & Healthcare Mutual Fund (each a "Fund"), two series of AMIDEX Funds, Inc. (the "Company"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of AMIDEX Funds, Inc., 2621 Van Buren Ave., Norristown, Pennsylvania 19403, on April 30, 2003, at 9:00a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Board of Directors recommends voting FOR the proposals.

APPLIES TO ALL PROPOSALS                               FOR

By  checking  the box to the  right  votes in          [ ]
favor of all proposals in accordance with the Board's recommendation.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

APPLIES TO ALL FUNDS                                   FOR    AGAINST   ABSTAIN

Proposal  1:  Approval  of a  new  Investment          [ ]    [ ]       [ ]
Advisory  Agreement  ("Advisory   Agreement")
between AMIDEX and Index Investments, LLC, for all the Funds.

                            Proxy Card - Page 1 of 2

                                                       FOR    AGAINST   ABSTAIN
Proposal 2: Approval of the amendments to the          [ ]    [ ]       [ ]
AMIDEX Articles of Incorporation to allow for
issuance, merger, consolidation or closure of
certain  series of the Funds without  further
shareholder  approval;   and  the  filing  of
Amended    and    Restated     Articles    of
Incorporation.

                                                       FOR    AGAINST   ABSTAIN
Proposal  3.  Approval  of  a  new  slate  of
Directors  to serve on the Board of Directors
of  the  Funds   until  such  time  as  their
successors   shall   be  duly   elected   and
qualified.
                         Clifford A Goldstein          [ ]    [ ]       [ ]
                              Elliot Hirshman          [ ]    [ ]       [ ]
                                  Paula Joffe          [ ]    [ ]       [ ]

                                                       FOR    AGAINST   ABSTAIN
Proposal 4.  Approval of McCurdy & Associates          [ ]    [ ]       [ ]
CPA's, Inc. to serve as the independent public accountants for the Funds.

                                                       FOR    AGAINST   ABSTAIN
Proposal 5:  Authority to transact such other          [ ]    [ ]       [ ]
business as may properly come before the shareholders of the Funds.

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on April 30, 2003. This proxy may be revoked at anytime before it is exercised.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, Directors, guardians and others signing in a representative capacity should give their full title as such.

_________________________________________________________       ________________
Authorized Signature                                                   Date

_________________________________________________________       ________________
Authorized Signature (Joint Investor or Second Signatory)              Date

_________________________________________________________
Printed Name (and Title if Applicable)

                            Proxy Card - Page 2 of 2